Exhibit 99.1

Getty Images Commences Exchange Offer and Consent Solicitation Targeting 9.750% Senior Notes due 2027

September 18, 2025

NEW YORK, September 18, 2025 (GLOBE NEWSWIRE) – Getty Images Holdings, Inc. (NYSE: GETY) (“Getty Images”) announced today that its subsidiary, Getty Images, Inc. (the “Issuer”), has commenced an offer (the “Exchange Offer”) to certain Eligible Holders (as defined below) to exchange any and all of its $300,000,000 principal amount of outstanding 9.750% Senior Notes due 2027 (the “Old Notes”) for newly issued unsecured 14.000% Senior Notes due 2028 (the “New Notes”), and a related solicitation of consents upon the terms and conditions set forth in a confidential Offering Memorandum and Consent Solicitation Statement, dated September 18, 2025 (the “Offering Memorandum”).

The following table summarizes the principal economic terms of the Exchange Offer:

		Settlement Consideration in Principal Amount of New Notes per $1,000 Principal Amount of Old Notes Tendered
CUSIP Numbers	Principal Amount of Old Notes Outstanding	Total Consideration for Old Notes Tendered at or Prior to the Early Tender Time(1)(2)	Exchange Consideration for Old Notes Tendered After the Early Tender Time(2)
374276AJ2 (144A) U3742LAA5 (Reg S)	$300,000,000	$1,000	$950

(1)	Includes the Early Tender Premium.

(2)	The Total Consideration and the Exchange Consideration does not include the applicable accrued interest, which will be payable in cash in addition to the applicable consideration.

Eligible Holders who validly tender (and do not validly withdraw) any or all of their Old Notes in the Exchange Offer at or prior to 5:00 p.m., New York City time, on October 1, 2025, unless extended by the Issuer in its sole discretion (such date and time, as they may be extended, the “Early Tender Time”), will be eligible to receive $1,000 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered (the “Total Consideration”). Such amount includes an “Early Tender Premium” of $50 principal amount of New Notes per $1,000 principal amount of Old Notes tendered. Eligible Holders who validly tender any or all of their Old Notes after the Early Tender Time and at or prior to 5:00 p.m., New York City time, on October 17, 2025, unless extended by the Issuer in its sole discretion (such date and time, as they may be extended, the “Expiration Time”), will only be eligible to receive $950 principal amount of New Notes for each $1,000 principal amount of Old Notes tendered (the “Exchange Consideration”). There is no separate payment for the Consent Solicitation.

In addition to the Total Consideration or Exchange Consideration, as applicable, Eligible Holders whose Old Notes are accepted for exchange will receive accrued and unpaid interest, if any, to, but not including, the applicable Settlement Date for the Exchange Offer for such Old Notes that are validly tendered (and not validly withdrawn) and accepted by the Issuer for exchange, in cash.

Validly tendered Old Notes may be validly withdrawn at any time at or prior to 5:00 p.m. on October 1, 2025, but not thereafter (subject to limited exceptions required by applicable law). The final settlement date for the Exchange Offer will occur promptly after the Expiration Time and is currently expected to occur on or about October 21, 2025 (the “Final Settlement Date”). If the Minimum Participation Condition (as defined below) has been satisfied or waived, the Issuer may elect, in its sole discretion, to settle the Exchange Offer at any time after the Early Tender Time and at or prior to the Expiration Time (the “Early Settlement Date”, and each of the Final Settlement Date and Early Settlement Date a “Settlement Date”) for any or all of the Old Notes then-tendered, and to issue the New Notes with respect to such Old Notes validly tendered at or prior to the Early Tender Time (and not validly withdrawn). Such Early Settlement Date will be determined at the Issuer’s option and, if the Issuer elects to have an Early Settlement Date, we expect that it would occur on or after October 8, 2025.

The New Notes will pay interest at a rate of 14.000% from the issue date, with the first interest payment date being March 1, 2026, and will mature on March 1, 2028 at the price set forth in the Offering Memorandum. The New Notes will be redeemable at par until the earlier of March 1, 2027 and 180 days following the Merger Closing Date and thereafter will be subject to 1.0% increases semi-annually. Furthermore, beginning on June 30, 2026, the Issuer will semi-annually redeem the New Notes in an amount equal to 10% of the aggregate principal amount of the Old Notes issued on the original issue date of the Old Notes. The New Notes will be senior unsecured obligations of the Issuer and will be jointly and severally guaranteed on a senior basis by the same guarantors guaranteeing the Old Notes (the “Guarantors”). No later than 20 business days following the consummation of Getty Images’ merger (the “Merger”) with Shutterstock, Inc. (“Shutterstock”), Shutterstock and its subsidiaries will provide a guarantee of the New Notes. The covenants attendant upon the New Notes will be similar to the covenants for the Old Notes, as further described in the Offering Memorandum.

In conjunction with the Exchange Offer, the Issuer is soliciting consents (the “Consent Solicitation”) to adopt certain proposed amendments to the indenture governing the Old Notes (the “Proposed Amendments”). Holders who tender their Old Notes into the Exchange Offer will be deemed to have constructively submitted consents to the Proposed Amendments, pursuant to the Consent Solicitation. The Exchange Offer and Consent Solicitation are subject to certain customary conditions, and certain other conditions including (i) that at least 95% of the outstanding aggregate principal amount of the Old Notes are validly tendered and not validly withdrawn in the Exchange Offer (the “Minimum Participation Condition”) (unless waived with the consent of beneficial holders of 50.1% of the aggregate principal amount of the outstanding Old Notes) and (ii) that there be no amendments or waivers to the Merger Agreement by and among Getty Images, Shutterstock, Inc., and the merger subsidiaries party thereto, dated as of January 6, 2025 (the “Merger Agreement” and such condition the “Merger Agreement Condition”) following the commencement of the Exchange Offer. The three largest beneficial holders of Old Notes, collectively holding approximately 65% of the outstanding principal amount of the Old Notes, have provided indications of their intent (which are not binding agreements or commitments) to participate in the Exchange Offer and Consent Solicitation.

On September 18, 2025, Shutterstock also irrevocably waived the condition to closing under the Merger Agreement with respect to the Company having amended or otherwise refinanced its existing term loans and senior notes to extend the maturity of each to no earlier than February 19, 2028.

Documents relating to the Exchange Offer and Consent Solicitation will only be distributed to holders of the Old Notes who properly complete and return an eligibility certification included in an eligibility letter (an “Eligibility Letter”) confirming that they are either a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or a non-U.S. person in compliance with Regulation S under the Securities Act (such holders, “Eligible Holders”). The complete terms and conditions of the Exchange Offer and Consent Solicitation are described in the Offering Memorandum, copies of which may be obtained by contacting Accuratus Tax and CA Services LLC, using the commercial names “Bondholder Communications Group” or “BondCom”, the information and exchange agent in connection with the Exchange Offer and Consent Solicitation, at +1 212 809 2663, or gettyimages@bondcom.com. The Eligibility Letter is available electronically at: https://www.bondcom.com/gettyimages.

This press release is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell the New Notes. The Exchange Offer and Consent Solicitation is only being made pursuant to the Offering Memorandum. The Exchange Offer is not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.

The New Notes will not be registered under the Securities Act, or any other applicable securities laws and, unless so registered, the New Notes may not be offered, sold, pledged or otherwise transferred within the United States or to or for the account of any U.S. person, except pursuant to an exemption from the registration requirements thereof. Accordingly, the New Notes are being offered and issued only (i) to persons reasonably believed to be “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) and (ii) to non-“U.S. persons” who are outside the United States (as defined in Regulation S under the Securities Act).

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of the words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of our management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including: our inability to continue to license third-party content and offer relevant quality and diversity of content to satisfy customer needs; our ability to attract new customers and retain and motivate an increase in spending by our existing customers; our ability to grow our subscriptions business; the user experience of our customers on our websites; the extent to which we are able to maintain and expand the breadth and quality of our content library through content licensed from third-party suppliers, content acquisitions and imagery captured by our staff of in-house photographers; the mix of and basis upon which we license our content, including the pricepoints at, and the license models and purchase options through, which we license our content; the risk that we operate in a highly competitive market; the risk that we are unable to successfully execute our business strategy or effectively manage costs; our inability to effectively manage our growth; our inability to maintain an effective system of internal controls and financial reporting; the risk that we may lose the right to use “Getty Images” trademarks; our inability to evaluate our future prospects and challenges due to evolving markets and customers’ industries; the legal, social and ethical issues relating to the use of new and evolving technologies, such as Artificial Intelligence and machine learning (collectively, “AI”), including statements regarding AI and innovation momentum; the increased use of AI applications such as generative AI technologies that may result in harm to our brand, reputation, business, or intellectual property; the risk that our operations in and continued expansion into international markets bring additional business, political, regulatory, operational, financial and economic risks; our inability to adequately adapt our technology systems to ingest and deliver sufficient new content; the risk of technological interruptions or cybersecurity breaches, incidents, and vulnerabilities; the risk that any prolonged strike by, or lockout of, one or more of the unions that provide personnel essential to the production of films or television programs, such as the 2023 strike by the writers’ union and the actors’ unions and including its lingering effects, could impact our entertainment business; the inability to expand our operations into new products, services and technologies and to increase customer and supplier awareness of our new and emerging products and services, including with respect to our AI initiatives; the loss of and inability to attract and retain key personnel that could negatively impact our business growth; the inability to protect the proprietary information of customers and networks against security breaches and protect and enforce intellectual property rights; our reliance on third parties; the risks related to our use of independent contractors; the risk that an increase in government regulation of the industries and markets in which we operate could negatively impact our business; the impact of worldwide and regional political, military or economic conditions, including declines in foreign currencies in relation to the value of the U.S. dollar, hyperinflation, higher interest rates, trade wars and restrictions, tariffs, devaluation the impact of bank failures on the marketplace and the ability to access credit and significant political or civil disturbances in international markets where we conduct business; the risk that claims, judgements, lawsuits and other proceedings that have been, or may be, instituted against us or our predecessors, including pending lawsuits brought against us by former warrant holders, could adversely affect our business; the inability to maintain the listing of our Class A common stock on the New York Stock Exchange; volatility in our stock price and in the liquidity of the trading market for our Class A common stock; the impact of any widespread outbreak of an illness, pandemic or other local or global health issue, natural disasters, or climate change; changes in applicable laws or regulations; the risks associated with evolving corporate governance and public disclosure requirements; the risk of greater than anticipated tax liabilities; the risks associated with the storage and use of personally identifiable information; earnings-related risks such as those associated with late payments, goodwill or other intangible assets; our ability to obtain additional capital on commercially reasonable terms; the risks associated with being an “emerging growth company” and “smaller reporting company” within the meaning of the U.S. securities laws; risks associated with our reliance on information technology in critical areas of our operations; our potential inability to pay dividends for the foreseeable future; the risks associated with additional issuances of Class A common stock without stockholder approval; risks related to our proposed merger with Shutterstock, Inc.; costs related to operating as a public company; and other risks and uncertainties identified in “Item 1A Risk Factors” of our most recently filed Annual Report on Form 10-K (the “2024 Form 10-K”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

These and other factors that could cause actual results to differ from those implied by the forward-looking statements in this press release are more fully described under the heading ”Item 1A Risk Factors” in our 2024 Form 10-K and in our other filings with the SEC. The risks described under the heading "Item 1A Risk Factors” in our 2024 Form 10-K and other filings with the SEC are not exhaustive. New risk factors emerge from time to time and it is not possible to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. All forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. We undertake no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, the statements of belief and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us, as applicable, as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and you are cautioned not to unduly rely upon these statements.

About Getty Images

Getty Images (NYSE: GETY) is a preeminent global visual content creator and marketplace that offers a full range of content solutions to meet the needs of any customer around the globe, no matter their size. Through its Getty Images, iStock and Unsplash brands, websites and APIs, Getty Images serves customers in almost every country in the world and is the first-place people turn to discover, purchase and share powerful visual content from the world’s best photographers and videographers. Getty Images works with almost 600,000 content creators and more than 355 content partners to deliver this powerful and comprehensive content. Each year Getty Images covers more than 160,000 news, sport and entertainment events providing depth and breadth of coverage that is unmatched. Getty Images maintains one of the largest and best privately-owned photographic archives in the world with millions of images dating back to the beginning of photography.

Through its best-in-class creative library and Custom Content solutions, Getty Images helps customers elevate their creativity and entire end-to-end creative process to find the right visual for any need. With the adoption and distribution of generative AI technologies and tools trained on permissioned content that include indemnification and perpetual, worldwide usage rights, Getty Images and iStock customers can use text to image generation to ideate and create commercially safe compelling visuals, further expanding Getty Images capabilities to deliver exactly what customers are looking for.

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Investor Contact Getty Images:

Steven Kanner
Investorrelations@gettyimages.com

Media Contact Getty Images:

Julia Holmes

Julia.Holmes@gettyimages.com

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